STOCKHOLDERS AGREEMENT

          This Agreement is made as of April 29, 2004 by and among Bernard Zimmerman & Company, Inc., a Connecticut corporation ("Zimmerman Company" and together with any transferee to whom it transfers Shares, as hereinafter defined, to the extent of the Shares so transferred, collectively, the "Zimmerman Stockholders"), Palisade Investors LLC, a New Jersey limited liability company ("Palisade"), Berman Industries, Inc., a Florida corporation ("Berman Industries" and, together with Palisade and any transferees to whom Palisade or the Berman Industries transfers Shares, to the extent of the Shares so transferred, collectively, the "Palisade/Berman Stockholders"), and Russell Banks, Janice Banks and Gordon Banks (the "Banks Family" and together with any transferees to whom any of them transfers Shares to the extent of the Shares so transferred, collectively, the "Banks Family Stockholders"). Each of the Zimmerman Stockholders, the Palisade/Berman Stockholders and the Banks Family Stockholders are individually referred to as a "Stockholder" and collectively referred to as the "Stockholders".

          WHEREAS, Palisade is the owner of 1,504,545 shares, Russell Banks is the owner of 980,000 shares, Janice Banks is the owner of 250,000 shares and Gordon Banks is the owner of 249,808 shares of the Common Stock, having a present par value of $.10 per share (which par value is proposed to be reduced to $.01 per share), of GVC Venture Corp., a Delaware corporation (the "Company");

          WHEREAS, Zimmerman Company, Gordon Banks and the Berman Industries are parties to a Stock Purchase Agreement of even date herewith (the "Stock Purchase Agreement") pursuant to which Zimmerman Company, Gordon Banks, and Berman Industries have agreed to purchase, subject to certain terms and conditions, 6,300,000; 1,300,000; 1,300,000 shares, respectively, of the Company's Common Stock after a reduction in the par value thereof to $.01 per share (such shares, together with the shares referred to in the immediately preceding preamble, are referred to collectively as the "Shares").

          WHEREAS, the Stockholders believe it is in their mutual best interests to vote together with respect to certain matters in the manner set forth in this Agreement and to effectuate the other purposes of this Agreement,

          NOW, THEREFORE, in consideration of the premises and the mutual representations, covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Stockholders hereby agree as follows:

          1. Agreement to Vote. Except to the extent otherwise agreed from time to time by each of: (a) the holders of a majority of the Shares held by the Zimmerman Stockholders, (b) the holders of a majority of the Shares held by the Palisade/Berman Stockholders and (c) the holders of a majority of the Shares held by the Banks Family Stockholders, each Stockholder

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covenants and agrees to vote (in person or by proxy), at all meetings of the stockholders of the Company however called and with regard to all actions proposed to be taken by written consent of the stockholders of the Company at any time during the term of this Agreement, all voting securities of the Company (whether now owned or hereafter acquired) which such Stockholder beneficially owns (within the meaning of Rule 13(d)(3) promulgated under the Securities and Exchange Act of 1934, other than shares of the Company's capital stock owned by persons who are not bound by this Agreement (i) which such Stockholder has the right to vote solely as a result of being designated a proxy pursuant to a solicitation made on behalf of the Company's Board of Directors (the "Board"),
(ii) which such Stockholder may be deemed to beneficially own solely from the possession of dispositive power with respect to such shares, and (iii) which are presently held by or hereafter acquired by such Stockholder as trustee or in another fiduciary capacity and shares held by a spouse of such Stockholder (except that Shares presently owned directly by such Stockholder which are transferred to such trustee or other fiduciary or to such Stockholder's spouse shall be subject to this Agreement and such transfer shall be made only in accordance with Section 3 of this Agreement):

               (a) in favor of each proposal set forth in the Notice of Special Meeting of the Company's Stockholders contained in the Preliminary Information Statement being submitted by the Company to the Securities and Exchange Commission on or about April 30, 2004; and

               (b) in favor of the election as directors of the Company of (i) one designee as may be selected by the holders of a majority of the Shares held by the Banks Family Stockholders, (ii) one designee as may be selected by the holders of a majority of the Shares held by the Palisade/Berman Stockholders, and (iii) a number of designees as may be selected of the Zimmerman Stockholders that are sufficient to constitute, at all times, a majority of the Entire Board. Each director so elected shall serve in accordance with the Company's Restated Certificate of Incorporation and By-laws, as same may be amended or restated from time to time (the "Certificate of Incorporation" and "By-laws," respectively). Such directors shall serve in such classes as may be required under the Company's Certificate of Incorporation and By-laws, as shall be determined by Zimmerman Company, unless and until the Company's stockholders determine to declassify the Board and all directors cease to be classified. Should any designee of the Zimmerman Stockholders, the Palisade/Berman Stockholders or the Banks Family Stockholders resign, determine not to seek re-election to the Board, be removed from office, die, become incapacitated or otherwise cease to serve on the Board, and should such designee not be replaced by the Board with the a designee recommended to the Board by the Stockholders who designated the director being replaced, or should such designee's term of office expire, the Stockholders agree to take all such action as may be permitted under the Company's Certificate of Incorporation or By-laws and laws of its state of incorporation to promptly call a special or other meeting of stockholders of the Company and vote, or execute a written consent, to elect as the successor to such former director a person designated by the holders of a majority of the Shares held by the Stockholders whose designee is to be replaced. Such successor shall be elected into the class (if any) of directors in which such former designee was serving.

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

          The term "Entire Board," as used in this Agreement, means the total number of directors that the Company would have if there were no vacancies on the Board of Directors.

          The ability of each of the Zimmerman Stockholders, the Palisade/Berman Stockholders and the Banks Family Stockholders to designate one or more directors is a right and not an obligation and such right may be exercised at any time during the term of this Agreement.

          2. Non Transfer of Shares. Until December 15, 2005, no Stockholder will offer, sell, contract to sell, pledge, grant any option for the sale of, or otherwise dispose or cause the disposition of, any shares of the Company's Common Stock owned by such Stockholder or any securities convertible into or exchangeable or exercisable for any such shares, whether owned on the date hereof or hereafter acquired, except (a) pursuant to those certain Stock Option Agreements dated as of April 29, 2004 between Zimmerman & Company and Berman Industries granting Berman Industries the option to purchase 1,300,000, and between Zimmerman & Company and Nicholas Orlando granting Mr. Orlando the option to purchase 500,000, of the shares being purchased by Zimmerman & Company pursuant to the Stock Purchase Agreement and (b) pursuant to a merger with, or sale of substantially all of its assets to, or another change in control transaction with, another entity that is approved by the Board of Directors following which transaction or series of transactions the stockholders of the Company immediately following the closing thereof do not own more than 50% of the outstanding voting power of the resulting entity at the effective date of the last of such transactions.

          3. Stockholders' Representations. Each Stockholder represents and warrants to each other Stockholder that: (a) upon consummation of the purchase of Shares pursuant to the Stock Purchase Agreement, (i) the Stockholder will be the sole owner of record and beneficially, with sole voting power, of the Shares reflected below such Stockholder's signature to this Agreement and (ii) such Shares will constitute all of the outstanding voting securities of the Company then owned of record or beneficially by such Stockholder; (b) the Stockholder possesses full power and authority to enter into this Agreement and carry out such Stockholder's obligations under this Agreement; (c) the execution and delivery of this Agreement does not, and carrying out such Stockholder's obligations under this Agreement will not, conflict with or result in the violation of any agreement, judgment, decree, law or regulation applicable to the Stockholder; and (d) there are no outstanding rights or obligations granted by the Stockholder relating to the ownership, voting or disposition of any of the voting securities of the Company owned (including Shares to be purchased by such Stockholder under the Stock Purchase Agreement) of record or beneficially by such Stockholder.

          4. Parties Bound. This Agreement shall inure to the benefit of, and be binding upon, the parties hereto and their respective heirs, personal representatives, successors and permitted assigns. Notwithstanding the foregoing, the rights and obligations under this Agreement of an initial party hereto or a permitted assignee thereof may be assigned without such consent with a transfer of such Shares to a member of such Stockholder's "immediate


                                      -3-
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family" or an "Affiliate" of such Stockholder (as these terms are defined below)
or a member of the `immediate family" of such Affiliate. Any Stockholder effectuating any transfer pursuant to the preceding sentence shall, as a condition to such transfer, first obtain an agreement in writing from such transferee to be bound by all of the terms and provisions of this Agreement with the same force and effect as if such transferee were a "Stockholder" (and such transferee shall then be considered, for all purposes of this Agreement, a "Stockholder" and member of the group of Stockholders (i.e., Zimmerman, Banks Family or Palisade/Berman Stockholders) from which such transferee received the transferred Shares or interest therein. Nothing herein (except as provided in Section 2) shall be construed as otherwise limiting a Stockholder's right to transfer his, her or its Shares; however any such transferee, other than pursuant to the immediately preceding two sentences, shall not be entitled to the rights and benefits of this Agreement but shall be subject to the obligations under this Agreement of the group of Stockholders from which such transferee acquired such Shares. All rights and authority granted herein by each Stockholder shall survive the death or incapacity of the Stockholder.

          The stock certificates evidencing Shares held by such Stockholder (and any Shares issued to transferees thereof to whom this Agreement applies) shall, so long as this Agreement pertains thereto, bear the following legend:

                  "The shares represented by this certificate are subject to the terms and conditions of a Stockholders Agreement dated as of April 29, 2004 by and among certain stockholders of the Company, a copy of which is on file at the principal office of the Company."

          As used in this Agreement, (a) the term "immediate family" means such person's spouse, parents, children, siblings and trusts created exclusively for such Stockholder and/or the aforementioned relatives of such Stockholder, and
(b) an "Affiliate" of a referenced person, firm or entity shall mean any person controlling, controlled by or under common control with such referenced person, firm or entity.

          5. Term. This Agreement shall become effective upon its execution by all initial parties hereto (the "Effective Date") and shall terminate on the earliest to occur of: (i) the termination of the Stock Purchase Agreement without the purchase of any Shares thereunder; (ii) December 31, 2006; or (iii) the liquidation of the Company or the Company's merger with, or sale of substantially all of its assets to, or another change in control transaction with, another entity that is approved by the Board of Directors, following which transaction or series of transactions the stockholders of the Company immediately prior to the first of such transactions do not own more than 50% of the outstanding voting power of the resulting entity at the effective date of the last of such transactions.

          6. Availability of Equitable Remedies. The Stockholders acknowledge that a breach of the provisions of this Agreement by any Stockholder would cause irrevocable injury to the other Stockholders and could not adequately be compensated by money damages. Accordingly, a Stockholder shall be entitled, in addition to any other right or remedy available to him, her or it, to an injunction restraining a breach or a threatened breach of this Agreement and to specific performance of any such provision of this Agreement, in either case without bond or other security, and the other Stockholders will not take any action, directly or indirectly, in opposition to the moving party seeking such relief on the grounds that any other remedy or relief is available at law or in equity.

          7. Consent to Service of Process, etc. Each Stockholder hereby consents to the personal jurisdiction of the United States District Court for the Southern District of New York and of any of the courts of the State of New York in New York County, New York in any action, suit or proceeding arising under this Agreement. Each Stockholder agrees to bring any such action, suit or proceeding only in such courts. Each Stockholder agrees further that service of process or notice in any such action, suit or proceeding shall be effective if given in the manner set forth in Section 7 hereof.

          8. Notices. All notices, requests, demands and other communications which are required to be or which may be given under this Agreement shall be in writing and shall be deemed to have been duly given when delivered in person, the scheduled business day of delivery if sent by Express Mail, Federal Express, other overnight delivery service or five business days after mailed if mailed by certified or registered first class mail return receipt requested, in any such case with delivery charges prepaid, to the party to whom the same is so given or made, at the following addresses (or such other address as shall be provided by notice given in accordance with this Section 8 by the party whose address is to be changed):

            (a)      If to a member of the Banks Family:
                     c/o Gordon Banks
                     25 Fifth Avenue
                     New York, New York  10003

                     With copy by e-mail to:
                     gbanks@envirostables.com
                                 and
                     mhanover@envirostables.com

            (b) If to a member of the Palisade/Berman Stockholders: c/o Palisade Investors LLC 1 Bridge
                     Plaza Fort Lee, New Jersey 07024
                     Attention: Steven E. Berman

            (c) If to a member of the Zimmerman Stockholders: c/o Bernard Zimmerman
                     18 High Meadow Road Weston,
                     Connecticut 06883

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          9. Amendments. This Agreement and any term hereof may not be amended, changed, discharged or terminated except by an instrument in writing signed by the original signatories hereof.

          10. Waivers. The failure of a party to insist upon strict adherence to any term or provision of this Agreement on any occasion shall not be considered a waiver, or deprive the party of the right thereafter to insist upon strict adherence to that term or provision or any other term or provision of this Agreement. Any waiver must be in writing and be duly executed by the party to be charged.

          11. Governing Law. This Agreement shall be governed and interpreted in accordance with the laws of the state of Delaware, without regard to the conflict of laws principles thereof that would defer to the laws of another jurisdiction or the actual domiciles of the parties hereto.

          12. Counterparts. This Agreement may be executed in two or more counterparts and by the different parties hereto on separate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          13. Headings. The headings in this Agreement are for purposes of reference only and shall not be considered in construing this Agreement.

          14. Entire Agreement. This Agreement contains the entire understanding of the parties herein, and supersedes all prior discussions and understandings of the parties hereto, respecting the subject matter hereof.

          15. Severability. If any provision of this Agreement or the application of any provision to any person or circumstance shall be held invalid, the remainder of this Agreement, or the application of that provision to persons or circumstances other than those which it is held invalid, shall not be affected thereby.

               IN WITNESS WHEREOF, the parties have executed and delivered this Agreement.

                                          BERNARD ZIMMERMAN & COMPANY, INC.

                                          By:  /s/ Bernard Zimmerman
                                               ------------------------------
                                                   Bernard Zimmerman, President
                                          Number of Shares of Common Stock:
                                          6,300,000 after the Closing under
                                          the Stock Purchase Agreement.

                       [Signatures continued on next page]

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

                               PALISADE INVESTORS LLC

                               By: /s/ Steven E. Berman
                                   -------------------------------
                                       Steven E. Berman, Chief Operating Officer
                               Number of Shares of Common Stock:
                               1,504,545

                               BERMAN INDUSTRIES, INC.

                               By: /s/ Steven E. Berman
                                   -------------------------------
                                       Steven E. Berman, Vice President
                               Number of Shares of Common Stock:
                               1,300,000 after the Closing under
                               the Stock Purchase Agreement.


                               /s/ Russell Banks
                                   -------------------------------
                                        Russell Banks
                               Number of Shares of Common Stock:
                               980,000

                               /s/ Janice Banks
                                   -------------------------------
                                        Janice Banks

                               Number of Shares of Common Stock:
                               250,000

                               /s/ Gordon Banks
                                   -------------------------------
                                        Gordon Banks
                              Number of Shares of Common Stock: 249,808 and 1,549,808 prior to and after the Closing under the Stock Purchase Agreement, respectively


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